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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the incorporation by reference in Amendment No. 1 to the Registration Statement of Innkeepers USA Trust on Form S-3 (File No. 333-12809) of our report dated March 22, 1996, on our audits of the consolidated financial statements and financial statement schedule of Innkeepers USA Trust as of December 31, 1995 and 1994, and for the year ended December 31, 1995, and for the period September 30, 1994 (inception) to December 31, 1994, and our report dated March 22, 1996, on our audits of the combined financial statements of JF Hotel, Inc. and JF Hotel II, Inc., as of December 31, 1995 and 1994 and for the year ended December 31, 1995, and for the period September 30, 1994 (inception) to December 31, 1994, which reports are included in Innkeepers USA Trust's 1995 Annual Report on Form 10-K incorporated by reference herein; the incorporation by reference of our reports dated April 19, 1996 on our audits of the financial statements of Amerimar Cherry Hill Associates and BA Harrisburg Associates, respectively as of and for the year ended December 31, 1995, which reports are included on Innkeepers USA Trust Form 8-K/A dated July 17, 1996 incorporated by reference herein; the incorporation by reference of our report dated August 4, 1994 except for Note 6 as to which the date is March 30, 1995 on our audits of the combined financial statements of the Fisher Initial Hotels as of December 31, 1992 and 1993 and June 30, 1994 and for the years ended December 31, 1991, 1992 and 1993 and the six months ended June 30, 1994 which report is included in Innkeepers USA Trust's Form S-11 (File No. 33-95622) incorporated by reference herein; and to the inclusion of our report dated August 30, 1996, on our audits of the combined financial statements of the DeBoer Hotels.


     We also consent to the reference to our firm under the captions "Selected Information" and "Experts".

                                          COOPERS & LYBRAND L.L.P.

West Palm Beach, Florida

October 1, 1996